UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): July 22, 2010 (July 22, 2010)

Trans-Pacific Aerospace Company, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148447	36-4613360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30950 Rancho Viejo Rd #120,
(Address of principal executive offices)

(949) 260-0150
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On July 22, 2010, we issued a press release announcing that Godfrey (China) Limited (in which we have a 25% ownership interest) had completed prototype manufacturing and testing of bearings at its production facility in Guangzhou, China.    A copy of the press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010	Trans-Pacific Aerospace Company, Inc.
a Nevada corporation

	By:	/s/ Matt Szot
	Name:	Matt Szot
	Title:	Chief Financial Officer